UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): May 2, 2019

Dave & Buster’s Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35664	35-2382255
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2481 Manana Drive

Dallas, Texas 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code: 214--357-9588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, Dave & Buster’s Entertainment, Inc. (the “Company”) announced that on May 2, 2019 Scott J. Bowman was elected as Senior Vice President and Chief Financial Officer effective as of May 6, 2019.

Mr. Bowman, 52, previously served as Senior Vice President and Chief Financial Officer of Hibbett Sports, Inc. from July 2012 until April 2019. Prior to his tenure at Hibbett Sports, Inc., he served in various roles at The Home Depot from October 2003 until June 2012, most recently as the Division Chief Financial Officer – Northern Division (Division CFO). He also worked in various controller and accounting management positions with Rubbermaid Home Products, a Division of Newell Rubbermaid, Anchor Hocking Glass Company and the Sherwin-Williams Company. Mr. Bowman has a BS, Accounting and Finance from Miami University, Oxford, Ohio, and an MBA, Business from Emory University – Goizueta Business School. Mr. Bowman will receive an initial annual base salary of $455,000 and will be eligible to receive an annual bonus which is set at 80% of base salary at target level. He will also be eligible to participate in the Company’s long term incentive plan.

The Company also announced the promotion of Joe DeProspero to the role of Senior Vice President, Supply Chain and Business Development effective as of May 6, 2019. Mr. DeProspero, 44, has served the Company as Interim Chief Financial Officer since August 2018, as Vice President of Finance from May 2010 until August 2018, and as Assistant Vice President from August 2006 until May 2010. He previously held various financial planning and analysis roles for Arby’s Restaurant Group and Carlson Restaurants Worldwide, Inc.

On May 6, 2019, the Company issued a press release announcing these developments. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

99.1	Press release dated May 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dave & Buster’s Entertainment, Inc.

Dated: May 6, 2019	By:	/s/ Robert W. Edmund
Name: Robert W. Edmund Title: General Counsel, Secretary and SVP of Human Resources